Connecticut Water

NYSSA Presentation

December 6, 2007

ConnecticutWater

Forward Looking Statements

Except for the historical statements and discussions, some statements contained in this report constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements are based on current expectations and rely on a number of assumptions concerning future events, and are subject to a number of uncertainties and other factors, many of which are outside our control, that could cause actual results to differ materially from such statements.

ConnecticutWater

Connecticut Water Company

- Organized in 1956
- 41 Towns
- Serving 286,000 people
- 200 Employees
- Largest Customer
  - CT Dept. of Corrections
  - <1% of Revenue


ConnecticutWater
93 WEST MAIN STREET

ConnecticutWater

Customers by Class



Residential
89.2%
Commercial
6.6%
Fire Protection
1.9%
Other
1.1%
Public Authority
0.7%
Industrial
0.5%

ConnecticutWater

Service Area Profile

- Suburban/Rural area
- 60 customers/mile of main
- Median family income $54,354 (U.S. - $43,318)
- >500 community water systems statewide
  - 100 municipal/public authority
  - > 75% serve less than 500 people


CONNECTICUT

ConnecticutWater

Overview

- Stock Price - $24.31 (11/16/07)
- Book Value (9/30/07) – $11.93
- Annualized Dividend - 87¢
  - 38 years of consecutive dividend increases
  - 214 Consecutive Quarterly Dividends
- Dividend Yield – 3.6%

ConnecticutWater

Segment Earnings
2004 - 2006


EPS
$1.20
$0.90
$0.60
$0.30
$0.00
2004
2005
2006
Service & Rentals
Real Estate
Water Activities

ConnecticutWater

2006 Rate Case Filing

- First Rate Case filed in 15 years
  - Completed Barnstable, Mass. Divestiture
    - Operations – May 2005
    - Land – Feb 2006
  - Subsidiary mergers – June 06
  - Rate increase application – July 06
    - $14.6 million or 30% increase requested
    - $130 M in capital investments
    - >60% increase in operating expenses



ConnecticutWater

Negotiated Settlement

- Elements of Rate Increase
  - Requested 30.2%
  - Received
    - Phase 1   22.3% Increase in January 2007
    - Phase 2   Approx 2.5 – 3.2% - April 2008
  - Return on Equity = 10.125%



ConnecticutWater

Segment Earnings
1/1 through 9/30


EPS
$0.90
$0.75
$0.60
$0.45
$0.30
$0.15
$-
2006
2007
Services & Rentals
Real Estate
Water Activities

ConnecticutWater

Our Strategy

- Customer
- Growth
- Employee
- Shareholder

ConnecticutWater

Customer

Employee

ConnecticutWater

Customer Strategy

- Customer Satisfaction
  - 2007 Index of 92%
  - World Class Level – 85%
  - Low Complaint Rate at DPUC
  - Only one increase in 15 Years
    - Phase in
- Operational Excellence
  - Over $160 Million Invested
  - EPA Partnership Award



ConnecticutWater

Employee Strategy

- Measure Employee Satisfaction
  - Honesty, Trust & Respect
  - Communication
  - Leadership
- Training & Development
- Safety
  - Industry Award



ConnecticutWater

Shareholder

Growth

Connecticut Water

Shareholder Strategy

- Consistent Financial Performance
- Strong Dividend Yield
  - 3.6% Yield
- High Earnings Quality
  - Revenues: 90 % Water / 10 % Services & Rentals
  - Earnings: 65 – 100 % Water
- Strong Balance Sheet
- Conservative Financial Management

ConnecticutWater

Dividend Growth


$0.87
$0.85
$0.83
$0.81
02
03
04
05
06
07

ConnecticutWater

Growth Strategy

- Invest in Water Segment
  - Timely recovery (24 – 36 months)
  - New Infrastructure Surcharge Mechanism
  - Manage Costs
  - Strong Regulatory Relations
- Aggressively Seek
  - New Customers
  - Acquisitions (Water & Wastewater)
  - Expand Services

ConnecticutWater

Capital Expenditures



(Millions)
$19
$16
$13
$10
$7
2004
2005
2006
2007
Projected

ConnecticutWater

WICA

(Water Infrastructure Conservation Adjustment)

- DSIC – type infrastructure recovery mechanism
- Signed into law June 2007
- 5% annual cap – 7.5% maximum adjustment
- Available in 2009

ConnecticutWater

Regulatory Environment

- Connecticut DPUC
  - 5 Commissioners
    (3 Republicans 2 Democrats)

        Donald W. Downes
        Jack W. Betkoski III
        James Fleming
        Anne C. George
        Anthony J. Palermino


QUI TRANSTULIT SUSTINET

ConnecticutWater

Connecticut DPUC

- Jack W. Betkoski III
  - Lead water commissioner
  - Former Chairman NARUC Water Committee
- 6 month regulatory lag
- Recent decision – innovative
- Regulatory strategy – engage & educate


QUI TRANSTULIT SUSTINET

ConnecticutWater

New Customers

Private Well Conversions



1.2% Customer Increase

New Construction



Developer Partnerships

ConnecticutWater

2007 Acquisitions

- Birmingham Utilities – Eastern CT
  - 2,500 customers
  - H_2O Services, Inc. (contract operations)
  - $3.5 million cash
  - DPUC approved on 11/16/07
  - 1/08 closing targeted
- Avery Heights
  - 216 customers
  - One dollar & $100,000 main extension
  - Closed March 2007

ConnecticutWater

Acquisitions

- 500 Water / 300 WW Systems
  - •13 private water companies
  - •2 municipal systems since 1996
    - •Represents 14% of current base
  - •2 acquisitions completed in last nine months

ConnecticutWater

Linebacker®

Service Line Protection



Renewal Rate

>90%



2007 (through 11/19/07)
2006*
2005
2004
20%
25%
30%

Percent of residential customers enrolled

* Enrollment fee increased 7.5% in 3rd Q

ConnecticutWater

UConn Partnership

- Management of University's Water Systems
- 2 Year Agreement
  - Option for 2 one-year renewals
  - Valued at $1.75 M if extended
- Build Brand



1881

ConnecticutWater

Connecticut Water

- S&P Quality Ranking
  - Only one of 4 water utilities rated 'above average'
  - High dividend yield
- 38 Years of increasing dividends
- Selected as one of *America's Finest Companies* by Staton Institute in 2007
  - One of only 318 Companies (out of 19,000) with 10 consecutive years of higher dividends and/or earnings per share

ConnecticutWater

Connecticut Water
Thanks You!

Questions?

ConnecticutWater